Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1588

                        S&P PowerPicks Portfolio 2015-4

                          Supplement to the Prospectus

     As a result of a previously announced separation, on November 2, 2015, holders of Hewlett-Packard Company ("HP") shares received one share of Hewlett Packard Enterprise Company ("HPE") common stock for every one share of HP common stock held as of October 21, 2015. HP was renamed "HP, Inc." ("HPQ") as part of this corporate action.

     Notwithstanding anything to the contrary in the prospectus, as a result of this corporate action, your Portfolio now holds, and will continue to purchase, shares of both HPQ and HPE.

Supplement Dated:  November 2, 2015